Exhibit #10.46

                      FIRST AMENDMENT TO PURCHASE AGREEMENT

         THIS AMENDMENT, made as of July 28, 2000, by and between FAIR, ISAAC AND COMPANY, INC., a Delaware corporation ("Seller"), and SAN RAFAEL CORPORATE CENTER, LLC, a Delaware limited liability company ("Buyer"),

                              W I T N E S S E T H:

         Recital of Facts:

         Seller and EOP-San Rafael Corporate Center Investor, L.L.C., a Delaware limited liability company, formerly known as San Rafael Corporate Center, LLC ("EOP-SR"), entered into the Purchase Agreement (the "Purchase Agreement") dated June 28, 2000. On July 28, 2000, EOP-SR assigned all of EOP-SR's rights under the Purchase Agreement to Buyer and Buyer assumed all of EOP-SR's obligations under the Purchase Agreement. EOP-SR has no further interest in the Purchase Agreement. Seller and Buyer will amend the Purchase Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the covenants in this Amendment, Seller and Buyer agree as follows:

         1. Amendment. Effective as of the date of this Amendment, the Purchase Agreement shall be amended as follows:

         (a) Section 7.1(d) of the Purchase Agreement is amended in its entirety to read as follows:

                  (d) On or before August 28, 2000, Seller shall have received the written approval from PG&E of the form of the PG&E Assignment required by paragraph 9 of the Amended and Restated Environmental Agreement (the "PG&E Environmental Indemnity") dated May 15, 1998, between Lease Plan North America, Inc., an Illinois corporation, and PG&E recorded May 20, 1998, as Document No. 1998-0033515 in the Official Records of Marin County.

         (b) The following sentence is added to the end of section 7.2 of the Purchase Agreement:

                  If Buyer terminates this Agreement pursuant to this section 7.2, then the Deposit and all interest thereon shall be returned to Buyer upon such termination of this Agreement.

         (c) Section 7.2(d) of the Purchase Agreement is amended in its entirety to read as follows:


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                  (d) On or before  August 28, 2000,  Buyer shall have  received the written approval from PG&E of the form of the PG&E Assignment required by paragraph 9 of the PG&E Environmental Indemnity.

         2. Legal Effect. Except as amended by this Amendment, the Purchase Agreement is unchanged and, as so amended, the Purchase Agreement shall remain in full force and effect.

         3. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same Amendment.

         IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first hereinabove written.


                                          FAIR, ISAAC AND COMPANY, INC., a
                                          Delaware corporation

                                          By ___________________________________

                                          Title ________________________________



                       [Signature of Buyer on next page.]

                          SAN RAFAEL CORPORATE CENTER, LLC,
                          a Delaware limited liability company

                          By  WILSON/EQUITY OFFICE, LLC, a Delaware
                              limited liability company, Member

                                By  WILSON INVESTORS, LLC, a Delaware
                                    limited liability company, Member

                                     By
                                        ---------------------------------------
                                     Title
                                           ------------------------------------

                                By  EOPMC INVESTOR, L.L.C., a Delaware
                                    limited liability company, Member

                                     By  EQUITY OFFICE PROPERTIES
                                         MANAGEMENT CORP., a Delaware
                                         corporation, Manager

                                           By
                                              ---------------------------------
                                           Title
                                                 ------------------------------

                          By  EOP-SAN RAFAEL CORPORATE CENTER
                              INVESTOR, L.L.C., a Delaware limited
                              liability company, Member

                                By  EOP OPERATING LIMITED
                                    PARTNERSHIP, a Delaware limited
                                    partnership, Member

                                     By EQUITY OFFICE PROPERTIES
                                        TRUST, a Maryland real estate
                                        investment trust, its sole General
                                        Partner

                                           By
                                              ---------------------------------
                                           Title
                                                 ------------------------------


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